                                                                    Exhibit 99.9
--------------------------------------------------------------------------------
                                                    Monthly Operating Report

 ------------------------------------------------
  CASE NAME: American International Travel, Inc.    ACCRUAL BASIS
 ------------------------------------------------

 ------------------------------------------------
  CASE NUMBER: 400-42149-BJH-11                     02/13/95, RWD, 2/96
 ------------------------------------------------
  JUDGE: Barbara J. Houser
 ------------------------------------------------


                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                          MONTH ENDING: MAY 31, 2001


 IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


 RESPONSIBLE  PARTY:

 /s/ Drew Keith                                      Chief Financial Officer
 -----------------------------------------        -----------------------------
 ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                TITLE

 Drew Keith                                          6/20/2001
 -----------------------------------------        -----------------------------
 PRINTED NAME OF RESPONSIBLE PARTY                      DATE

 PREPARER:

 /s/ Jessica L. Wilson                               Chief Accounting Officer
 -----------------------------------------        -----------------------------
 ORIGINAL SIGNATURE OF PREPARER                         TITLE

 Jessica L. Wilson                                   6/20/2001
 -----------------------------------------        -----------------------------
 PRINTED NAME OF PREPARER                               DATE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

 ------------------------------------------------
  CASE NAME: American International Travel, Inc.            ACCRUAL BASIS-1
 ------------------------------------------------

 ------------------------------------------------
  CASE NUMBER: 400-42149-BJH-11                     02/13/95, RWD, 2/96
 ------------------------------------------------


 ------------------------------------------------

 COMPARATIVE BALANCE  SHEET
 ------------------------------------------------------------------------------------------------------
                                                 SCHEDULE        MONTH            MONTH         MONTH
                                                              -----------------------------------------
 ASSETS                                           AMOUNT       April 2001        May 2001
 ------------------------------------------------------------------------------------------------------
 1.    UNRESTRICTED CASH                         $ 64,520        $      0        $      0      $     0
 ------------------------------------------------------------------------------------------------------
 2.    RESTRICTED CASH                                           $      0        $      0      $     0
 ------------------------------------------------------------------------------------------------------
 3.    TOTAL CASH                                $ 64,520        $      0        $      0      $     0
 ------------------------------------------------------------------------------------------------------
 4.    ACCOUNTS RECEIVABLE (NET)                                 $      0        $      0      $     0
 ------------------------------------------------------------------------------------------------------
 5.    INVENTORY                                                 $      0        $      0      $     0
 ------------------------------------------------------------------------------------------------------
 6.    NOTES RECEIVABLE                                          $      0        $      0      $     0
 ------------------------------------------------------------------------------------------------------
 7.    PREPAID EXPENSES                                          $      0        $      0      $     0
 ------------------------------------------------------------------------------------------------------
 8.    OTHER (ATTACH LIST)                                      ($439,819)      ($439,829)     $     0
 ------------------------------------------------------------------------------------------------------
 9.    TOTAL CURRENT ASSETS                      $ 64,520       ($439,819)      ($439,829)     $     0
 ------------------------------------------------------------------------------------------------------
 10.   PROPERTY, PLANT & EQUIPMENT                               $      0        $      0      $     0
 ------------------------------------------------------------------------------------------------------
 11.   LESS: ACCUMULATED
       DEPRECIATION / DEPLETION                                  $      0        $      0      $     0
 ------------------------------------------------------------------------------------------------------
 12.   NET PROPERTY, PLANT &
       EQUIPMENT                                 $      0        $      0        $      0      $     0
 ------------------------------------------------------------------------------------------------------
 13.   DUE FROM INSIDERS                                         $      0        $      0      $     0
 ------------------------------------------------------------------------------------------------------
 14.   OTHER  ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                                $      0        $      0      $     0
 ------------------------------------------------------------------------------------------------------
 15.   OTHER (ATTACH LIST)                                       $      0        $      0      $     0
 ------------------------------------------------------------------------------------------------------
 16.   TOTAL ASSETS                              $ 64,520       ($439,819)      ($439,829)     $     0
 ------------------------------------------------------------------------------------------------------
 POSTPETITION LIABILITIES
 ------------------------------------------------------------------------------------------------------
 17.   ACCOUNTS PAYABLE                                          $      0        $      0      $     0
 ------------------------------------------------------------------------------------------------------
 18.   TAXES PAYABLE                                             $      0        $      0      $     0
 ------------------------------------------------------------------------------------------------------
 19.   NOTES PAYABLE                                             $      0        $      0      $     0
 ------------------------------------------------------------------------------------------------------
 20.   PROFESSIONAL FEES                                         $      0        $      0      $     0
 ------------------------------------------------------------------------------------------------------
 21.   SECURED DEBT                                              $      0        $      0      $     0
 ------------------------------------------------------------------------------------------------------
 22.   OTHER (ATTACH LIST)                                       $      0        $      0      $     0
 ------------------------------------------------------------------------------------------------------
 23.   TOTAL POSTPETITION
       LIABILITIES                                               $      0        $      0      $     0
 ------------------------------------------------------------------------------------------------------
 PREPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------
 24.   SECURED DEBT                                              $      0        $      0      $     0
 ------------------------------------------------------------------------------------------------------
 25.   PRIORITY DEBT                             $ 16,503        $      0        $      0      $     0
 ------------------------------------------------------------------------------------------------------
 26.   UNSECURED DEBT                            $513,635       ($ 84,891)      ($ 84,891)     $     0
 ------------------------------------------------------------------------------------------------------
 27.   OTHER (ATTACH LIST)                                       $      0        $      0      $     0
 ------------------------------------------------------------------------------------------------------
 28.   TOTAL PREPETITION LIABILITIES             $530,138       ($ 84,891)      ($ 84,891)     $     0
 ------------------------------------------------------------------------------------------------------
 29.   TOTAL LIABILITIES                         $530,138       ($ 84,891)      ($ 84,891)     $     0
 ------------------------------------------------------------------------------------------------------
 EQUITY
 ------------------------------------------------------------------------------------------------------
 30.   PREPETITION OWNERS' EQUITY                               ($359,163)      ($359,163)     $     0
 ------------------------------------------------------------------------------------------------------
 31.   POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                          $  4,235        $  4,225      $     0
 ------------------------------------------------------------------------------------------------------
 32.   DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)
 ------------------------------------------------------------------------------------------------------
 33.   TOTAL EQUITY                              $      0       ($354,928)      ($354,938)     $     0
 ------------------------------------------------------------------------------------------------------
 34.   TOTAL LIABILITIES &
       OWNERS' EQUITY                            $530,138       ($439,819)      ($439,829)     $     0
-------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                              Monthly Operating Report

 ------------------------------------------------
  CASE NAME: American International Travel, Inc.                          ACCRUAL BASIS-2
 ------------------------------------------------

 ------------------------------------------------
  CASE NUMBER: 400-42149-BJH-11                                               02/13/95, RWD, 2/96
 ------------------------------------------------

 ------------------------------------------------
  INCOME STATEMENT
 ---------------------------------------------------------------------------------------------------------
                                                     MONTH            MONTH          MONTH       QUARTER
                                                  --------------------------------------------------------
 REVENUES                                          April 2001        May 2001                     TOTAL
 ---------------------------------------------------------------------------------------------------------
 1.   GROSS REVENUES                                $      0        $      0        $      0     $      0
 ----------------------------------------------------------------------------------------------------------
 2.   LESS: RETURNS & DISCOUNTS                     $      0        $      0        $      0     $      0
 ----------------------------------------------------------------------------------------------------------
 3.   NET REVENUE                                   $      0        $      0        $      0     $      0
 ----------------------------------------------------------------------------------------------------------
 COST OF GOODS SOLD
 ----------------------------------------------------------------------------------------------------------
 4.   MATERIAL                                      $      0        $      0        $      0     $      0
 ----------------------------------------------------------------------------------------------------------
 5.   DIRECT LABOR                                  $      0        $      0        $      0     $      0
 ----------------------------------------------------------------------------------------------------------
 6.   DIRECT OVERHEAD                               $      0        $      0        $      0     $      0
 ----------------------------------------------------------------------------------------------------------
 7.   TOTAL COST OF GOODS SOLD                      $      0        $      0        $      0     $      0
 ----------------------------------------------------------------------------------------------------------
 8.   GROSS PROFIT                                  $      0        $      0        $      0     $      0
 ----------------------------------------------------------------------------------------------------------
 OPERATING EXPENSES
 ----------------------------------------------------------------------------------------------------------
 9.   OFFICER / INSIDER COMPENSATION                $      0        $      0        $      0     $      0
 ----------------------------------------------------------------------------------------------------------
 10.  SELLING & MARKETING                           $      0        $      0        $      0     $      0
 ----------------------------------------------------------------------------------------------------------
 11.  GENERAL & ADMINISTRATIVE                      $      0        $     10        $      0     $     10
 ----------------------------------------------------------------------------------------------------------
 12.  RENT & LEASE                                  $      0        $      0        $      0     $      0
 ----------------------------------------------------------------------------------------------------------
 13.  OTHER (ATTACH LIST)                           $      0        $      0        $      0     $      0
 ----------------------------------------------------------------------------------------------------------
 14.  TOTAL OPERATING EXPENSES                      $      0        $     10        $      0     $     10
 ----------------------------------------------------------------------------------------------------------
 15.  INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                              $      0       ($     10)       $      0    ($     10)
 ----------------------------------------------------------------------------------------------------------
 OTHER INCOME & EXPENSES
 ----------------------------------------------------------------------------------------------------------
 16.  NON-OPERATING INCOME (ATT. LIST)              $      0        $      0        $      0     $      0
 ----------------------------------------------------------------------------------------------------------
 17.  NON-OPERATING EXPENSE (ATT. LIST)             $      0        $      0        $      0     $      0
 ----------------------------------------------------------------------------------------------------------
 18.  INTEREST EXPENSE                              $      0        $      0        $      0     $      0
 ----------------------------------------------------------------------------------------------------------
 19.  DEPRECIATION / DEPLETION                      $      0        $      0        $      0     $      0
 ----------------------------------------------------------------------------------------------------------
 20.  AMORTIZATION                                  $      0        $      0        $      0     $      0
 ----------------------------------------------------------------------------------------------------------
 21.  OTHER (ATTACH LIST)                           $      0        $      0        $      0     $      0
 ----------------------------------------------------------------------------------------------------------
 22.  NET OTHER INCOME & EXPENSES                   $      0        $      0        $      0     $      0
 ----------------------------------------------------------------------------------------------------------
 REORGANIZATION EXPENSES
 ----------------------------------------------------------------------------------------------------------
 23.  PROFESSIONAL FEES                             $      0        $      0        $      0     $      0
 ----------------------------------------------------------------------------------------------------------
 24.  U.S. TRUSTEE FEES                             $      0        $      0        $      0     $      0
 ----------------------------------------------------------------------------------------------------------
 25.  OTHER (ATTACH LIST)                           $      0        $      0        $      0     $      0
 ----------------------------------------------------------------------------------------------------------
 26.  TOTAL REORGANIZATION EXPENSES                 $      0        $      0        $      0     $      0
 ----------------------------------------------------------------------------------------------------------
 27.  INCOME TAX                                    $      0        $      0        $      0     $      0
 ----------------------------------------------------------------------------------------------------------
 28.  NET PROFIT (LOSS)                             $      0       ($     10)       $      0    ($     10)
 ----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Monthly Operating Report

   ------------------------------------------------------------------------
   CASE NAME: American International Travel, Inc.                                             ACCRUAL BASIS-3
   ------------------------------------------------------------------------

   ------------------------------------------------------------------------
   CASE NUMBER: 400-42149-BJH-11                                                     02/13/95, RWD, 2/96
   ------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------
   CASH RECEIPTS AND                             MONTH                    MONTH                     MONTH              QUARTER
                                               ----------------------------------------------------------
   DISBURSEMENTS                               April 2001                May 2001                                        TOTAL
   -----------------------------------------------------------------------------------------------------------------------------
   1.      CASH - BEGINNING OF MONTH                   $0                      $0                      $0                   $0
   ------------------------------------------------------------------------------------------------------------------------------
   RECEIPTS FROM OPERATIONS
   ------------------------------------------------------------------------------------------------------------------------------
   2.      CASH SALES                                  $0                      $0                      $0                   $0
   ------------------------------------------------------------------------------------------------------------------------------
   COLLECTION OF ACCOUNTS RECEIVABLE
   ------------------------------------------------------------------------------------------------------------------------------
   3.      PREPETITION                                 $0                      $0                      $0                   $0
   ------------------------------------------------------------------------------------------------------------------------------
   4.      POSTPETITION                                $0                      $0                      $0                   $0
   ------------------------------------------------------------------------------------------------------------------------------
   5.      TOTAL OPERATING RECEIPTS                    $0                      $0                      $0                   $0
   ------------------------------------------------------------------------------------------------------------------------------
   NON - OPERATING RECEIPTS
   ------------------------------------------------------------------------------------------------------------------------------
   6.      LOANS & ADVANCES (ATTACH LIST)              $0                      $0                      $0                   $0
   ------------------------------------------------------------------------------------------------------------------------------
   7.      SALE OF ASSETS                              $0                      $0                      $0                   $0
   ------------------------------------------------------------------------------------------------------------------------------
   8.      OTHER (ATTACH LIST)                         $0                      $0                      $0                   $0
   ------------------------------------------------------------------------------------------------------------------------------
   9.      TOTAL NON-OPERATING RECEIPTS                $0                      $0                      $0                   $0
   ------------------------------------------------------------------------------------------------------------------------------
   10.     TOTAL RECEIPTS                              $0                      $0                      $0                   $0
   ==============================================================================================================================
   11.     TOTAL CASH AVAILABLE                        $0                      $0                      $0                   $0
   ------------------------------------------------------------------------------------------------------------------------------
   OPERATING DISBURSEMENTS
   ------------------------------------------------------------------------------------------------------------------------------
   12.     NET PAYROLL                                 $0                      $0                      $0                   $0
   ------------------------------------------------------------------------------------------------------------------------------
   13.     PAYROLL TAXES PAID                          $0                      $0                      $0                   $0
   ------------------------------------------------------------------------------------------------------------------------------
   14.     SALES, USE & OTHER TAXES PAID               $0                      $0                      $0                   $0
   ------------------------------------------------------------------------------------------------------------------------------
   15.     SECURED/RENTAL/LEASES                       $0                      $0                      $0                   $0
   ==============================================================================================================================
   16.     UTILITIES                                   $0                      $0                      $0                   $0
   ------------------------------------------------------------------------------------------------------------------------------
   17.     INSURANCE                                   $0                      $0                      $0                   $0
   ------------------------------------------------------------------------------------------------------------------------------
   18.     INVENTORY PURCHASES                         $0                      $0                      $0                   $0
   ------------------------------------------------------------------------------------------------------------------------------
   19.     VEHICLE EXPENSES                            $0                      $0                      $0                   $0
   ------------------------------------------------------------------------------------------------------------------------------
   20.     TRAVEL                                      $0                      $0                      $0                   $0
   ------------------------------------------------------------------------------------------------------------------------------
   21.     ENTERTAINMENT                               $0                      $0                      $0                   $0
   ------------------------------------------------------------------------------------------------------------------------------
   22.     REPAIRS & MAINTENANCE                       $0                      $0                      $0                   $0
   ------------------------------------------------------------------------------------------------------------------------------
   23.     SUPPLIES                                    $0                      $0                      $0                   $0
   ------------------------------------------------------------------------------------------------------------------------------
   24.     ADVERTISING                                 $0                      $0                      $0                   $0
   ------------------------------------------------------------------------------------------------------------------------------
   25.     OTHER (ATTACH LIST)                         $0                      $0                      $0                   $0
   ------------------------------------------------------------------------------------------------------------------------------
   26.     TOTAL OPERATING DISBURSEMENTS               $0                      $0                      $0                   $0
   ------------------------------------------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   ------------------------------------------------------------------------------------------------------------------------------
   27.     PROFESSIONAL FEES                           $0                      $0                      $0                   $0
   ------------------------------------------------------------------------------------------------------------------------------
   28.     U.S. TRUSTEE FEES                           $0                      $0                      $0                   $0
   ------------------------------------------------------------------------------------------------------------------------------
   29.     OTHER (ATTACH LIST)                         $0                      $0                      $0                   $0
   ------------------------------------------------------------------------------------------------------------------------------
   30.     TOTAL  REORGANIZATION  EXPENSES             $0                      $0                      $0                   $0
   ------------------------------------------------------------------------------------------------------------------------------
   31.     TOTAL DISBURSEMENTS                         $0                      $0                      $0                   $0
   ==============================================================================================================================
   32.     NET CASH FLOW                               $0                      $0                      $0                   $0
   ==============================================================================================================================
   33.     CASH - END OF MONTH                         $0                      $0                      $0                   $0
   ------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Monthly Operating Report
   --------------------------------------------------------------
   CASE NAME: American International Travel, Inc.                                           ACCRUAL BASIS-4
   --------------------------------------------------------------

   --------------------------------------------------------------
   CASE NUMBER: 400-42149-BJH-11                                                      02/13/95, RWD, 2/96
   --------------------------------------------------------------


     ------------------------------------------------------------------------------------------------------------------------
                                                 SCHEDULE              MONTH                   MONTH                  MONTH
                                                                      ------------------------------------------------------
     ACCOUNTS RECEIVABLE AGING                   AMOUNT              April 2001                May 2001
     ------------------------------------------------------------------------------------------------------------------------
     1.        0-30                                  $0                      $0                      $0                  $0
     ------------------------------------------------------------------------------------------------------------------------
     2.        31-60                                 $0                      $0                      $0                  $0
     ------------------------------------------------------------------------------------------------------------------------
     3.        61-90                                 $0                      $0                      $0                  $0
     ------------------------------------------------------------------------------------------------------------------------
     4.        91+                                   $0                      $0                      $0                  $0
     ------------------------------------------------------------------------------------------------------------------------
     5.        TOTAL ACCOUNTS RECEIVABLE             $0                      $0                      $0                  $0
     ------------------------------------------------------------------------------------------------------------------------
     6.        AMOUNT CONSIDERED UNCOLLECTIBLE       $0                      $0                      $0                  $0
     ------------------------------------------------------------------------------------------------------------------------
     7.        ACCOUNTS RECEIVABLE (NET)             $0                      $0                      $0                  $0
     ------------------------------------------------------------------------------------------------------------------------

     ---------------------------------------------------------
     AGING OF POSTPETITION TAXES AND PAYABLES                                                MONTH: May 2001
                                                                                                    -------------------------
     ------------------------------------------------------------------------------------------------------------------------
                                                    0-30            31-60          61-90              91+
     TAXES PAYABLE                                  DAYS            DAYS            DAYS              DAYS             TOTAL
     ------------------------------------------------------------------------------------------------------------------------
     1.        FEDERAL                               $0               $0             $0                $0                $0
     ------------------------------------------------------------------------------------------------------------------------
     2.        STATE                                 $0               $0             $0                $0                $0
     ------------------------------------------------------------------------------------------------------------------------
     3.        LOCAL                                 $0               $0             $0                $0                $0
     ------------------------------------------------------------------------------------------------------------------------
     4.        OTHER (ATTACH LIST)                   $0               $0             $0                $0                $0
     ------------------------------------------------------------------------------------------------------------------------
     5.        TOTAL TAXES PAYABLE                   $0               $0             $0                $0                $0
     ------------------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------------------------
     6.        ACCOUNTS PAYABLE                      $0               $0             $0                $0                $0
     ------------------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------
     STATUS OF POSTPETITION TAXES                                                            MONTH: May 2001
                                                                                                    ------------------------
     -----------------------------------------------------------------------------------------------------------------------
                                                                  BEGINNING          AMOUNT                          ENDING
                                                                    TAX           WITHHELD AND/     AMOUNT            TAX
     FEDERAL                                                      LIABILITY*       0R ACCRUED        PAID           LIABILITY
     ------------------------------------------------------------------------------------------------------------------------
     1.        WITHHOLDING**                                           $0               $0             $0                $0
     ------------------------------------------------------------------------------------------------------------------------
     2.        FICA-EMPLOYEE**                                         $0               $0             $0                $0
     ------------------------------------------------------------------------------------------------------------------------
     3.        FICA-EMPLOYER**                                         $0               $0             $0                $0
     ------------------------------------------------------------------------------------------------------------------------
     4.        UNEMPLOYMENT                                            $0               $0             $0                $0
     ------------------------------------------------------------------------------------------------------------------------
     5.        INCOME                                                  $0               $0             $0                $0
     ------------------------------------------------------------------------------------------------------------------------
     6.        OTHER (ATTACH LIST)                                     $0               $0             $0                $0
     ------------------------------------------------------------------------------------------------------------------------
     7.        TOTAL FEDERAL TAXES                                     $0               $0             $0                $0
     ========================================================================================================================
     STATE AND LOCAL
     ------------------------------------------------------------------------------------------------------------------------
     8.        WITHHOLDING                                             $0               $0             $0                $0
     ------------------------------------------------------------------------------------------------------------------------
     9.        SALES                                                   $0               $0             $0                $0
     ------------------------------------------------------------------------------------------------------------------------
     10.       EXCISE                                                  $0               $0             $0                $0
     ------------------------------------------------------------------------------------------------------------------------
     11.       UNEMPLOYMENT                                            $0               $0             $0                $0
     ------------------------------------------------------------------------------------------------------------------------
     12.       REAL PROPERTY                                           $0               $0             $0                $0
     ------------------------------------------------------------------------------------------------------------------------
     13.       PERSONAL PROPERTY                                       $0               $0             $0                $0
     ------------------------------------------------------------------------------------------------------------------------
     14.       OTHER (ATTACH LIST)                                     $0               $0             $0                $0
     ========================================================================================================================
     15.       TOTAL STATE & LOCAL                                     $0               $0             $0                $0
     ========================================================================================================================
     16.       TOTAL TAXES                                             $0               $0             $0                $0
     ========================================================================================================================

     *    The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
     **   Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Monthly Operating Report

   ---------------------------------------------------------------------------------------
   CASE NAME: American International Travel, Inc.                                                 ACCRUAL BASIS-5
   ---------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------
   CASE NUMBER: 400-42149-BJH-11                                                                     02/13/95, RWD, 2/96
   ---------------------------------------------------------------------------------------

   The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                                                MONTH: May 2001
                                                                                       ---------------------------------------
   ---------------------------------------------------------------
   BANK RECONCILIATIONS
                                                                     Account #1      Account #2    Account #3
   ---------------------------------------------------------------------------------------------------------------------------
   A.      BANK:                                                           N/A
   ---------------------------------------------------------------
   B.      ACCOUNT NUMBER:                                                                                            TOTAL
   ---------------------------------------------------------------
   C.      PURPOSE (TYPE):
   ---------------------------------------------------------------------------------------------------------------------------
   1.      BALANCE PER BANK STATEMENT                                      $0
   ---------------------------------------------------------------------------------------------------------------------------
   2.      ADD: TOTAL DEPOSITS NOT CREDITED                                $0
   ---------------------------------------------------------------------------------------------------------------------------
   3.      SUBTRACT: OUTSTANDING CHECKS                                    $0
   ---------------------------------------------------------------------------------------------------------------------------
   4.      OTHER RECONCILING ITEMS                                         $0
   ---------------------------------------------------------------------------------------------------------------------------
   5.      MONTH END BALANCE PER BOOKS                                     $0             $0            $0              $0
   ---------------------------------------------------------------------------------------------------------------------------
   6.      NUMBER OF LAST CHECK WRITTEN
   ---------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------
   INVESTMENT ACCOUNTS
   ---------------------------------------------------------------------------------------------------------------------------
                                                                     DATE OF          TYPE OF       PURCHASE     CURRENT
   BANK, ACCOUNT NAME & NUMBER                                       PURCHASE        INSTRUMENT      PRICE        VALUE
   ---------------------------------------------------------------------------------------------------------------------------
   7.      N/A
   ---------------------------------------------------------------------------------------------------------------------------
   8.      N/A
   ---------------------------------------------------------------------------------------------------------------------------
   9.      N/A
   ---------------------------------------------------------------------------------------------------------------------------
   10.     N/A
   ---------------------------------------------------------------------------------------------------------------------------
   11.     TOTAL INVESTMENTS                                                                            $0          $0
   ---------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------
   CASH
   ---------------------------------------------------------------------------------------------------------------------------
   12.       CURRENCY ON HAND                                                                                       $0
   ---------------------------------------------------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------------------------------------------------
   13.       TOTAL CASH - END OF MONTH                                                                              $0
   ---------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Monthly Operating Report
----------------------------------------------------
CASE NAME: American International Travel, Inc.                                          ACCRUAL BASIS-6
----------------------------------------------------

----------------------------------------------------
CASE  NUMBER: 400-42149-BJH-11                                                                   02/13/95, RWD, 2/96
----------------------------------------------------

                                                                                                 MONTH:       May 2001
                                                                                                 ---------------------------

---------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
---------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S.
BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS,
COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------------------------
                                   INSIDERS
----------------------------------------------------------------------
                          TYPE OF         AMOUNT       TOTAL PAID
          NAME           PAYMENT           PAID         TO DATE
-----------------------------------------------------------------------
1.     N/A
-----------------------------------------------------------------------
2.     N/A
-----------------------------------------------------------------------
3.     N/A
-----------------------------------------------------------------------
4.     N/A
-----------------------------------------------------------------------
5.     N/A
-----------------------------------------------------------------------
6.     TOTAL PAYMENTS
       TO INSIDERS                               $0                $0
-----------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                        PROFESSIONALS
-----------------------------------------------------------------------------------------------------------------------------
                          DATE OF COURT                                                                      TOTAL
                        ORDER AUTHORIZING          AMOUNT            AMOUNT          TOTAL PAID            INCURRED
              NAME          PAYMENT               APPROVED            PAID            TO DATE              & UNPAID *
-----------------------------------------------------------------------------------------------------------------------------
1.     N/A
-----------------------------------------------------------------------------------------------------------------------------
2.     N/A
-----------------------------------------------------------------------------------------------------------------------------
3.     N/A
-----------------------------------------------------------------------------------------------------------------------------
4.     N/A
-----------------------------------------------------------------------------------------------------------------------------
5.     N/A
-----------------------------------------------------------------------------------------------------------------------------
6.     TOTAL PAYMENTS
       TO PROFESSIONALS                                      $0              $0                 $0                   $0
-----------------------------------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   SCHEDULED       AMOUNTS
                                    MONTHLY         PAID          TOTAL
                                    PAYMENTS       DURING        UNPAID
              NAME OF CREDITOR        DUE          MONTH       POSTPETITION
-----------------------------------------------------------------------------
1.     N/A
-----------------------------------------------------------------------------
2.     N/A
-----------------------------------------------------------------------------
3.     N/A
-----------------------------------------------------------------------------
4.     N/A
-----------------------------------------------------------------------------
5.     N/A
-----------------------------------------------------------------------------
6.     TOTAL                                 $0            $0            $0
-----------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Monthly Operating Report
-----------------------------------------------------------
CASE NAME: American International Travel, Inc.                                               ACCRUAL  BASIS-7
-----------------------------------------------------------

-----------------------------------------------------------
CASE  NUMBER: 400-42149-BJH-11                                                                   02/13/95, RWD, 2/96
-----------------------------------------------------------

                                                                         MONTH: May 2001
                                                                                -----------------------

-----------------------------
QUESTIONNAIRE
-----------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                                                                YES               NO
-------------------------------------------------------------------------------------------------------------------------
1.      HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
        THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                       X
-------------------------------------------------------------------------------------------------------------------------
2.      HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
        OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                 X
-------------------------------------------------------------------------------------------------------------------------
3.      ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
        LOANS) DUE FROM RELATED PARTIES?                                                                           X
-------------------------------------------------------------------------------------------------------------------------
4.      HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
        THIS REPORTING PERIOD?                                                                                     X
-------------------------------------------------------------------------------------------------------------------------
5.      HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
        DEBTOR FROM ANY PARTY?                                                                                     X
-------------------------------------------------------------------------------------------------------------------------
6.      ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                               X
-------------------------------------------------------------------------------------------------------------------------
7.      ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
        PAST DUE?                                                                                                  X
-------------------------------------------------------------------------------------------------------------------------
8.      ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                           X
-------------------------------------------------------------------------------------------------------------------------
9.      ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                 X
-------------------------------------------------------------------------------------------------------------------------
10.     ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
        DELINQUENT?                                                                                                X
-------------------------------------------------------------------------------------------------------------------------
11.     HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
        REPORTING PERIOD?                                                                                          X
-------------------------------------------------------------------------------------------------------------------------
12.     ARE ANY WAGE PAYMENTS PAST DUE?                                                                            X
-------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________


----------------------
INSURANCE
--------------------------------------------------------------------------------
                                                                                               YES             NO
-------------------------------------------------------------------------------------------------------------------------
1.      ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
        NECESSARY INSURANCE COVERAGES IN EFFECT?                                                X
-------------------------------------------------------------------------------------------------------------------------
2.      ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                  X
-------------------------------------------------------------------------------------------------------------------------
3.      PLEASE ITEMIZE POLICIES BELOW.
-------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________


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                                                INSTALLMENT  PAYMENTS
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             TYPE  OF                                                                                 PAYMENT AMOUNT
              POLICY                   CARRIER                        PERIOD COVERED                   & FREQUENCY
-------------------------------------------------------------------------------------------------------------------------
        Please see Case # 00-42141-BJH-11
-------------------------------------------------------------------------------------------------------------------------

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

====================================================================================================================================

-----------------------------------------------------------------------------
CASE  NAME: American International Travel, Inc.                                                          FOOTNOTES SUPPLEMENT
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
CASE  NUMBER: 400-42149-BJH-11                                                                              ACCRUAL BASIS
-----------------------------------------------------------------------------

                                                                   MONTH:                  May 2001
                                                                             -------------------------------------

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      ACCRUAL BASIS            LINE NUMBER
       FORM NUMBER                                                   FOOTNOTE / EXPLANATION
------------------------------------------------------------------------------------------------------------------

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           6                                    All Professional fees related to the Reorganization of the
------------------------------------------------------------------------------------------------------------------
                                                  Company are disbursed out of Kitty Hawk, Inc. (Parent
------------------------------------------------------------------------------------------------------------------
                                                  Company). Refer to Case # 400-42141
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           7                                    All insurance plans related to the Company are carried
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                                                  at Kitty Hawk, Inc. (Parent Company). Refer to Case #
------------------------------------------------------------------------------------------------------------------
                                                  400-42141.
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          General                               This operation closed in May of 2000. Costs incurred to date
------------------------------------------------------------------------------------------------------------------
                                                  consist of costs associated with shut down
------------------------------------------------------------------------------------------------------------------
                                                  procedures as well as wrapping up final billings.
------------------------------------------------------------------------------------------------------------------

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           3                       28           All payments are made by Kitty Hawk, Inc. (Case #400-42141)
------------------------------------------------------------------------------------------------------------------

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====================================================================================================================================

CASE NAME: American International Travel, Inc.

CASE NUMBER: 400-42149-BJH-11

Details of Other Items


ACCRUAL BASIS-1                                     May 2001


8.    OTHER  (ATTACH  LIST)                                 (439,829) Reported
                                                ---------------------
         Intercompany Settlements                                592
         A/R KH International                               (246,860)
         CDI Inter-divisional Balancing                     (196,142)
         CDI - Debit/Credit Transfer                           2,581
                                                ---------------------
                                                            (439,829) Detail
                                                ---------------------
                                                                 -    Difference